================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21549

                          Energy Income and Growth Fund
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 Lisle, IL 60532
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 Lisle, IL 60532
            ---------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141

                      Date of fiscal year end: November 30

                     Date of reporting period: May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

================================================================================

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                               [FIRST TRUST LOGO]

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2008

                                     ENERGY
                             INCOME AND GROWTH FUND

                                       EIP
                          ENERGY INCOME PARTNERS, LLC

TABLE OF CONTENTS

                       ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2008

Shareholder Letter .........................................................  1
At A Glance ................................................................  2
Portfolio Commentary .......................................................  3
Portfolio of Investments....................................................  6
Statement of Assets and Liabilities ........................................ 10
Statement of Operations .................................................... 11
Statements of Changes in Net Assets ........................................ 12
Statement of Cash Flows .................................................... 13
Financial Highlights ....................................................... 14
Notes to Financial Statements .............................................. 15
Additional Information ..................................................... 23

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

      This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

      Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

      There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

      Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate, and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

      This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

      By reading the portfolio commentary by the portfolio management team of the Fund. you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

      It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, this report and other regulatory filings.

SHAREHOLDER LETTER

                       ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2008

Dear Shareholders:

The year 2007 and the first five months of calendar year 2008 were somewhat challenging times for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long-term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in Energy Income and Growth Fund. It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's unaudited financial statements for the period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

As you may be aware, there is continuing uncertainty caused by the unprecedented auction failures of auction rate securities over the past several months. This Fund has issued this type of security, and First Trust believes that auction rate securities may continue to experience failed auctions. I want you to know that First Trust is seeking methods for refinancing the outstanding auction rate securities that are experiencing failed auctions. The ability to obtain this refinancing is contingent on finding third parties willing to provide such financing on a cost effective basis. We will report to you in the next edition of this report regarding this issue, or you may check with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to giving you up-to-date information about your investments so you and your financial advisor are always current on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of Energy Income and Growth Fund

ENERGY INCOME AND GROWTH FUND
"AT A GLANCE"
AS OF MAY 31, 2008 (UNAUDITED)

FUND STATISTICS

Symbol on American Stock Exchange                                        FEN
Common Share Price                                                  $      23.86
Common Share Net Asset Value                                        $      25.39
Premium (Discount) to NAV                                                  (6.03)%
Net Assets Applicable to Common Shares                              $163,714,761
Current Quarterly Distribution per Common Share (1)                 $      0.395
Current Annualized Distribution per Common Share                    $      1.580
Current Distribution Rate on Closing Common Share Price (2)                 6.62%
Current Distribution Rate on NAV (2)                                        6.22%

                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                                  (LINE GRAPH)

                                      Market                           NAV
                                      ------                         ------
  5/31/2007                           $28.11                         $30.52
   6/8/2007                           $27.10                         $29.82
  6/15/2007                           $27.84                         $30.37
  6/22/2007                           $28.03                         $30.46
  6/29/2007                           $27.90                         $30.92
   7/6/2007                           $28.54                         $31.27
  7/13/2007                           $29.05                         $31.88
  7/20/2007                           $28.91                         $31.41
  7/27/2007                           $27.93                         $30.21
   8/3/2007                           $25.10                         $28.25
  8/10/2007                           $24.80                         $27.01
  8/17/2007                           $23.30                         $27.01
  8/24/2007                           $25.76                         $28.35
  8/31/2007                           $26.15                         $27.83
   9/7/2007                           $26.90                         $27.53
  9/14/2007                           $25.99                         $27.47
  9/21/2007                           $25.40                         $27.64
  9/28/2007                           $24.81                         $26.69
  10/5/2007                           $25.24                         $27.08
 10/12/2007                           $26.45                         $27.82
 10/19/2007                           $25.27                         $26.98
 10/26/2007                           $24.68                         $27.64
  11/2/2007                           $24.60                         $27.59
  11/9/2007                           $24.04                         $26.82
 11/16/2007                           $23.32                         $26.48
 11/23/2007                           $22.95                         $26.61
 11/30/2007                           $23.82                         $26.76
  12/7/2007                           $24.03                         $25.94
 12/14/2007                           $22.58                         $25.57
 12/21/2007                           $21.75                         $26.06
 12/28/2007                           $23.85                         $26.78
   1/4/2008                           $24.60                         $26.18
  1/11/2008                           $23.87                         $25.98
  1/18/2008                           $22.28                         $24.49
  1/25/2008                           $22.44                         $25.00
   2/1/2008                           $24.00                         $25.60
   2/8/2008                           $24.46                         $25.51
  2/15/2008                           $23.42                         $25.16
  2/22/2008                           $23.30                         $25.29
  2/29/2008                           $22.90                         $25.26
   3/7/2008                           $22.44                         $24.65
  3/14/2008                           $21.80                         $23.68
  3/20/2008                           $21.27                         $23.15
  3/28/2008                           $22.52                         $23.69
   4/4/2008                           $22.65                         $24.94
  4/11/2008                           $23.16                         $24.25
  4/18/2008                           $23.32                         $24.86
  4/25/2008                           $24.48                         $24.83
   5/2/2008                           $24.71                         $25.22
   5/9/2008                           $25.80                         $25.46
  5/16/2008                           $25.07                         $25.62
  5/23/2008                           $24.58                         $25.14
  5/30/2008                           $23.86                         $25.44

PERFORMANCE

                                                                                       Average Annual
                                                                                        Total Return
                                              6 Months Ended       1 Year Ended      Inception (6/24/04)
                                                 5/31/2008            5/31/08          to 5/31/2008
                                              --------------       ------------      -------------------
Fund Performance
NAV (3)                                                -2.00%            -11.51%                   13.84%
Market Value (4)                                        3.39%             -9.71%                   10.75%
Index Performance
S&P 500 Index                                          -4.47%             -6.70%                    7.35%
Lehman Credit Index of Corporate Bonds                  0.20%              3.82%                    4.33%
Alerian MLP Index                                       1.27%             -5.44%                   17.33%
Wachovia Midstream MLP Index                            1.10%             -4.17%                   16.97%

                                                                   % OF TOTAL
INDUSTRY CLASSIFICATION                                            INVESTMENTS
-----------------------                                            -----------
Midstream Gas                                                             40.6%
Midstream Oil                                                             36.4%
Utility                                                                    6.8%
Oil & Gas                                                                  5.2%
Coal                                                                       4.6%
Propane                                                                    4.0%
Oil & Gas Service                                                          2.2%
Diversified Energy                                                         0.2%
                                                                   -----------
Total                                                                    100.0%
                                                                   ===========

                                                                   % OF TOTAL
TOP 10 HOLDINGS                                                    INVESTMENTS
---------------                                                    -----------
Magellan Midstream Partners, L.P.                                          6.2%
Kinder Morgan Energy Partners, L.P.                                        5.9
Enterprise Product Partners, L.P.                                          5.8
Energy Transfer Partners, L.P.                                             5.6
Plains All American Pipeline, L.P.                                         5.3
Crosstex Energy, L.P.                                                      4.4
Holly Energy Partners, L.P.                                                4.1
Enbridge Energy Partners, L.P.                                             3.8
NuStar Energy, L.P.                                                        3.3
ONEOK, Inc.                                                                3.2
                                                                   -----------
Total                                                                     47.6%
                                                                   ===========

----------

(1) Most recent distribution paid or of record through 5/31/08. This distribution was increased subsequent to May 31, 2008. See Note 11 - Subsequent Event in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or of record through the report date and then dividing by market price or NAV, as applicable, as of 5/31/08.

(3) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), Westport, CT, was appointed as the interim Investment Sub-Advisor of the Energy Income and Growth Fund ("FEN" or the "Fund") in September 2007 and approved by shareholders as Investment Sub-Advisor in January 2008. EIP was founded in 2003 to provide professional asset management services in the area of energy-related Master Limited Partnerships ("MLPs") and other high-payout securities such as Income Trusts and Royalty Trusts. EIP mainly focuses on infrastructure assets such as pipelines, petroleum storage and terminals that receive fee-based or regulated income from its corporate customers. EIP manages or supervises approximately $720 million of assets, as of May 31, 2008. While independent, EIP is affiliated with Ospraie Management LLC ("Ospraie"), a $7 billion family of funds focused on the energy and commodity industries. The relationship with Ospraie enhances EIP's access to industry and company investment research. Lehman Brothers owns 20% of Ospraie. The other funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP is a Registered Investment Advisor and serves as an advisor to one Registered Investment Company other than the Fund.

                            PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE

FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003 he managed a long/short equity fund that invested in energy and cyclical equities and commodities as head of Lawhill Capital LLC. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent 8 years at British Petroleum in 7 operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO

PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

Eva Pao has been with EIP since inception in 2003 and is co-portfolio manager for all its funds. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

ENERGY INCOME AND GROWTH FUND

The investment objective of the Fund is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objectives by investing in MLPs and related public entities in the energy sector, which the Fund's Investment Sub-Advisor believes offer opportunities for income and growth. There can be no assurance that investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Index and the Wachovia Midstream MLP Index, the total return for energy-related MLPs over the semi-annual period ended May 31, 2008 was 1.27% and 1.10%, respectively. These returns reflect, for the Alerian MLP Index 3.2% from income distributions and the remainder from share depreciation. For the Wachovia Midstream MLP Index, 3.2% reflects the return from income distributions while the remainder is from share depreciation. These figures are according to data collected from several sources, including the Alerian MLP Index, the Wachovia Midstream MLP Index and Bloomberg. While in the short term, share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 12 months ended May 31, 2008, the average growth in per share cash distributions of energy-related MLPs has been approximately 12% (Source: Bloomberg, Factset). We continue to believe that the growth rate of the dividend stream is supported by the fundamentals of the underlying businesses of the Fund's portfolio holdings. These businesses deal in predominately energy infrastructure such as pipelines, terminals and storage which receive fees and tariffs that are not related to commodity prices. The Fund's portfolio companies are enjoying above historic levels of growth due to the increased amount of profitable organic investment opportunities available in the energy infrastructure businesses.

In our view, the weakness in the performance of MLP shares continues to be driven by concerns over the credit markets. Since MLPs pay out most or all of their cash flow every quarter, growth opportunities need to be financed with the issuance of new shares and new debt. Over the long term, this need to "get approval" from the capital markets for new projects imposes a welcome extra layer of scrutiny over these projects. However, there will be times when the capital markets are tight and less willing to provide new funding. Today's credit market is one of those times. Over the last six months, we have made changes to the portfolio that we believe improve the Fund's ability to weather this storm. These changes include reducing portfolio concentration, reducing exposure to cyclical businesses, and increasing the average credit quality of the companies in the portfolio.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return of -2.00%, including the reinvestment of dividends, for the semi-annual period ended May 31, 2008. This compares, according to collected data, to a total return of -4.47% for the S&P 500 Index; 0.20% for the Lehman Credit Index of corporate bonds; 1.27% for the Alerian MLP Index; and 1.10% for the Wachovia Midstream MLP Index. On a market value basis, the Fund had a total return, including the reinvestment of dividends for the semi-annual period ended May 31, 2008, of 3.39%. The Fund's discount to NAV narrowed over the semi-annual period covered by this report. On November 30, 2007, the Fund was priced at $23.82, while the NAV was $26.74, a discount of 10.9%. On May 31, 2008, the Fund was priced at $23.86, while the NAV was $25.39, a discount of 6.0%.

While most of the Fund's portfolio companies are partnerships which do not pay state or federal income tax, the Fund does pay tax when gains in the portfolio are realized through the sale of appreciated securities. The NAV of the Fund grows at a slower pace than the underlying securities because, as the securities appreciate, the future tax liability from the eventual sale of those securities is subtracted from the NAV. Thus, the NAV is lower than the net value of the securities in the portfolio because those taxes have not yet been paid, and will not be paid until the securities are actually sold (which could be many years in the future). In the meantime, the Fund invests the value of this deferred tax liability in the Fund's portfolio, earning a return and lowering the impact of the Fund's taxable status.

The Fund raised its dividend once during the six months covered by this report. The Fund paid 38.5 cents per share quarterly in October 2007 and again in January 2008, and raised the distribution to 39.5 cents per share in April 2008. The 39.5 cents represents a 3.9% increase over the prior April dividend and reflects the growth in quarterly distributions from the Fund's portfolio companies. While the underlying growth in MLP distributions continues, the Fund paid a slightly higher rate for the leverage it employs as prevailing interest rates for the Fund's borrowings increased. The Sub-Advisor's transition plan for the Fund from its prior Sub-Advisor is complete, and we believe the Fund will generate more income from a portfolio that is less concentrated, contains higher credit quality coming from companies with superior management and business models generating less cyclical cash flows, and has higher long-term growth prospects.

OUTLOOK FOR THE MLP MARKET

The MLP asset class continues to grow. With 3 MLP initial public offerings ("IPOs") in 2008, energy-related MLPs now total 73, with approximately $140 billion of market capitalization as of May 31, 2008. In addition to the 3 IPOs, 15 MLP follow-on equity offerings so far in 2008 have raised approximately $2.8 billion of proceeds, according to Lehman Brothers. The growth in the asset class is being partly driven by the market's demand for yield and the energy industry's desire to finance its organic spending opportunities. Historically, the energy industry was slow to sell its infrastructure assets (pipelines, terminals, storage facilities, etc.) to MLPs or to create MLPs from portions of their existing assets as they preferred to retain the more stable cash flows in order to stabilize their overall business. But after years of under-investment, coupled with finding new oil and gas supplies from less traditional areas, energy infrastructure in North America is in need of much new capacity. Creating new infrastructure MLPs provides a valuable financing tool to fund these new projects. Very often, these assets will trade at a higher valuation once they are spun out into a pure-play infrastructure MLP with an attractive yield. In our view, this has spurred the energy industry to accelerate the creation of MLPs.

Along with the creation of new infrastructure MLPs, there are many MLPs whose primary business is producing, shipping or refining oil and gas. While some of these MLPs are attractive and have the potential for higher growth, they come with more risk associated with the cyclical nature of their businesses. Looking forward, we believe the MLP space will become less homogeneous and increasingly include all aspects of the energy industry. We welcome the new mix of companies as it provides opportunities for us to add value through our rigorous research and portfolio construction discipline. However, we will continue to have the bulk of the Fund's portfolio invested in companies whose primary business is steady, fee-based energy infrastructure.

THE CURRENT MLP MARKET

The total return proposition of owning energy-related MLPs has been and continues to be their yield plus their growth, which over the last ten years has averaged about 7% annually. This average growth rate has accelerated to about 12% both last year and this year, as of May 31, 2008. The yield of the MLPs - weighted by market capitalization - on May 31 was about 6.9%, based on our study of the MLP energy-related universe.

The growth in MLP cash distributions is running above the long-term average primarily because of the profitable organic growth opportunities available today. They include the rapid growth of oil production out of Canada's oil sands development, the growth in onshore natural gas production from the application of new technologies in areas like the Rocky Mountains and the Fort Worth Basin in Texas, increased imports of crude oil and liquid natural gas, and increased demand for motor fuel additives like ethanol and bio-diesel. All these developments require additional pipelines, storage and terminaling investment. The MLPs as a group have been, and continue to be, quicker to capitalize on these opportunities. By contrast, the pipeline divisions inside the utility and oil companies are often viewed as cost centers and not profitable businesses in their own right and, therefore, are not viewed as platforms for growth. With higher oil and gas prices, the oil companies are inclined to spend their time drilling up new reserves and are leaving the infrastructure building opportunities open to companies like MLPs.

While the current market environment is choppy, the business of adding to North America's energy infrastructure, backed by long-term contracts or regulated returns, continues to grind on. While we do not know how long growth rates will continue above their long-term averages, we believe there is currently no slowdown on the horizon.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (A)
MAY 31, 2008 (UNAUDITED)

    SHARES                               DESCRIPTION                         VALUE
-----------------    -----------------------------------------------    --------------
MASTER LIMITED PARTNERSHIPS - 133.6%

                     OIL, GAS & CONSUMABLE FUELS - 133.6%
           12,500    Atlas Pipeline Partners, L.P. .................    $      514,000
          253,352    BreitBurn Energy Partners, L.P. ...............         5,447,070
           95,000    Buckeye Partners, L.P. ........................         4,540,050
          465,471    Clearwater Natural Resources, L.P. (b) (c) ....         4,189,239
          188,050    Copano Energy LLC .............................         6,929,643
          396,975    Crosstex Energy, L.P. .........................        12,183,163
          131,705    DCP Midstream Partners, L.P. ..................         4,093,391
           84,300    Duncan Energy Partners, L.P. ..................         1,694,430
           80,153    El Paso Pipeline Partners, L.P. ...............         1,836,305
          206,747    Enbridge Energy Partners, L.P. ................        10,399,374
           52,100    Encore Energy Partners, L.P. ..................         1,354,079
          320,370    Energy Transfer Partners, L.P. ................        15,489,890
          265,803    Enterprise GP Holdings, L.P. ..................         8,463,168
          526,138    Enterprise Product Partners, L.P. .............        15,926,197
          143,709    EV Energy Partners, L.P. ......................         4,490,906
           56,293    Global Partners, L.P. .........................         1,062,249
           73,100    Hiland Partners, L.P. .........................         3,654,269
          250,000    Holly Energy Partners, L.P. ...................        11,337,500
          147,836    Inergy Holdings, L.P. .........................         5,876,481
          138,864    Inergy, L.P. ..................................         3,903,467
          277,871    Kinder Morgan Energy Partners, L.P. ...........        16,163,756
           78,627    Linn Energy, LLC ..............................         1,782,474
          223,239    Magellan Midstream Holdings, L.P. .............         5,469,356
          437,756    Magellan Midstream Partners, L.P. .............        16,958,667
          120,719    MarkWest Energy Partners, L.P. ................         4,353,127
          178,788    Natural Resource Partners, L.P. ...............         7,035,308
          185,126    NuStar Energy, L.P. ...........................         9,071,174
           40,000    NuStar GP Holdings, LLC .......................           994,400
           97,630    ONEOK Partners, L.P. ..........................         5,988,624
           55,000    Penn Virginia Resource Partners, L.P. .........         1,495,450
          299,516    Plains All American Pipeline, L.P. ............        14,634,352
           56,500    Quest Energy Partners, L.P. ...................           946,375
           15,000    Sunoco Logistics Partners, L.P. ...............           783,750
           90,083    Targa Resources Partners, L.P. ................         2,389,902
          141,200    Williams Partners, L.P. .......................         5,039,428
          125,000    Williams Pipeline Partners, L.P. ..............         2,300,000
                                                                        --------------
                     TOTAL MASTER LIMITED PARTNERSHIPS . ...........       218,791,014
                                                                        --------------
                     (Cost $147,143,732)

CANADIAN INCOME TRUSTS - 6.0%

                     OIL, GAS & CONSUMABLE FUELS - 2.4%
           50,000    AltaGas Income Trust ..........................         1,328,502
           81,800    Keyera Facilities Income Fund .................         1,835,890
           40,000    Pembina Pipeline Income Fund ..................           715,378
                                                                        --------------
                                                                             3,879,770
                                                                        --------------

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (A) -(CONTINUED)
MAY 31, 2008 (UNAUDITED)

    SHARES                                 DESCRIPTION                                        VALUE
---------------   ---------------------------------------------------------------        --------------
CANADIAN INCOME TRUSTS - (CONTINUED)

                  ENERGY EQUIPMENT & SERVICES - 1.8%
        105,000   Mullen Group Income Fund ...........................................   $    2,388,285
         41,600   Phoenix Technology Income Fund .....................................          621,739
                                                                                         --------------
                                                                                              3,010,024
                                                                                         --------------
                  COMMERCIAL SERVICES & SUPPLIES - 1.8%
        146,900   Newalta Income Fund ................................................        2,995,364
                                                                                         --------------
                  TOTAL CANADIAN INCOME TRUSTS .......................................        9,885,158
                                                                                         --------------
                  (Cost $8,208,461)

COMMON STOCKS - 27.9%

                  OIL, GAS & CONSUMABLE FUELS - 19.6%
        190,000   El Paso Corp. (f) ..................................................        3,714,500
        124,488   Enbridge Energy Management, LLC (e) ................................        6,629,006
        112,400   Enbridge, Inc. (f) .................................................        5,015,288
         42,081   Kinder Morgan Management, LLC (e) ..................................        2,320,775
        313,800   Spectra Energy Corp. (f) ...........................................        8,478,876
        155,300   Williams Companies, Inc. (f) .......................................        5,907,612
                                                                                         --------------
                                                                                             32,066,057
                                                                                         --------------

                  GAS UTILITIES - 7.9%
        178,000   ONEOK, Inc. (f) .....................................................       8,910,680
        150,000   UGI Corp. (f) ......................................................        4,047,000
                                                                                         --------------
                                                                                             12,957,680
                                                                                         --------------

                  CAPITAL MARKETS - 0.4%
         36,100   NGP Capital Resources Co. ..........................................          596,733
                                                                                         --------------
                  TOTAL COMMON STOCKS ................................................       45,620,470
                                                                                         --------------
                  (Cost $39,891,719)

RIGHTS - 0.0%

                  OIL, GAS & CONSUMABLE FUELS - 0.0%
             17   Clearwater Natural Resources, L.P. - Rights (b) (c) (d) ............                0
                                                                                         --------------
                  TOTAL RIGHTS .......................................................                0
                                                                                         --------------
                  (Cost $0)

WARRANTS - 0.1%

                  OIL, GAS & CONSUMABLE FUELS - 0.1%
         48,956   Abraxas Petroleum Corp. - Warrants, Expiration 05/25/12 (b) (d) ....          126,835
                                                                                         --------------
                  TOTAL WARRANTS .....................................................          126,835
                                                                                         --------------
                  (Cost $0)

                       See Notes to Financial Statements.
                                                                          Page 7

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (A) -(CONTINUED)
MAY 31, 2008 (UNAUDITED)

                   DESCRIPTION                                         VALUE
--------------------------------------------------------------    --------------
TOTAL INVESTMENTS - 167.6% ...................................    $  274,423,477
(Cost $195,243,912) (g)

CALL OPTIONS WRITTEN - (1.7)% ................................        (2,783,190)
(Premiums received $1,736,329)
NET OTHER ASSETS AND LIABILITIES - (21.8)%. ..................       (35,675,526)
LOAN OUTSTANDING - (28.9)% ...................................       (47,250,000)
SERIES B ENERGY NOTES PAYABLE - (15.2)%. .....................       (25,000,000)
                                                                  --------------
NET ASSETS - 100.0% ..........................................    $  163,714,761
                                                                  ==============

----------

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(c) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. (See Note 2D in the Notes to Financial Statements).

(d)   Non-income producing security.

(e)   Non-income producing security which pays regular in-kind distributions.

(f) Call options were written on either this entire or partial Common Stock position; all Common Stocks are pledged as collateral.

(g)   Aggregate cost for federal income tax purposes is $180,697,280.

 NUMBER OF
 CONTRACTS                   DESCRIPTION                          VALUE
---------- ----------------------------------------------      ----------
CALL OPTIONS WRITTEN - (1.7%)

           El Paso Corp. Calls
     300 @ 18 due Jul 08 ..................................    $  (58,500)
     800 @ 18 due Oct 08 ..................................      (200,000)
     800 @ 17.50 due Jan 09 ...............................      (264,000)
                                                               ----------
                                                                 (522,500)
                                                               ----------

           Enbridge, Inc. Calls
     380 @ 40 due Jul 08 ..................................      (188,100)
     230 @ 45 due Jul 08 ..................................       (31,050)
     514 @ 45 due Oct 08 ..................................      (129,785)
                                                               ----------
                                                                 (348,935)
                                                               ----------

           ONEOK, Inc. Calls
     600 @ 45 due Jul 08 ..................................      (321,000)
     300 @ 50 due Jul 08 ..................................       (50,250)
     880 @ 50 due Oct 08 ..................................      (255,200)
                                                               ----------
                                                                 (626,450)
                                                               ----------

           Spectra Energy Corp. Calls
   1,872 @ 25 due Jun 08 ..................................      (355,680)
     225 @ 30 due Jun 08 ..................................        (2,250)
     540 @ 25 due Sep 08 ..................................      (141,750)
     500 @ 25 due Jan 09 ..................................      (160,000)
                                                               ----------
                                                                 (659,680)
                                                               ----------

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS (A) -(CONTINUED)
MAY 31, 2008 (UNAUDITED)

 NUMBER OF
 CONTRACTS                    DESCRIPTION                          VALUE
----------  ------------------------------------------------   -----------
CALL OPTIONS WRITTEN - (CONTINUED)

            UGI Corp. Calls
     450 @  25 due Jul 08 ..................................   $   (87,750)
     300 @  25 due Oct 08 ..................................       (71,250)
     750 @  30 due Jan 09 ..................................       (61,875)
                                                               -----------
                                                                  (220,875)
                                                               -----------
            Williams Companies, Inc. Calls
   1,150 @  37.50 due Aug 08 ...............................      (304,750)
     400 @  40 due Nov 08 ..................................      (100,000)
                                                               -----------
                                                                  (404,750)
                                                               -----------
               TOTAL CALL OPTIONS WRITTEN ..................   $(2,783,190)
                                                               ===========
               (Premiums received $1,736,329)

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2008 (UNAUDITED)

ASSETS
Investments, at value
   (Cost $195,243,912) .............................................................   $    274,423,477
Cash ...............................................................................          1,978,170
Interest rate cap (Cost $212,292) ..................................................             65,095
Prepaid expenses ...................................................................            337,558
Receivables:
   Income taxes ....................................................................             18,300
   Dividends .......................................................................            168,062
                                                                                       ----------------
     Total Assets ..................................................................        276,990,662
                                                                                       ----------------
LIABILITIES:
Deferred income tax liability ......................................................         32,906,205
Series B Energy Notes payable ......................................................         25,000,000
Outstanding loan ...................................................................         47,250,000
Options written, at value (Premiums received $1,736,329) ...........................          2,783,190
Payables:
   Income taxes ....................................................................          2,825,704
   Investment securities purchased .................................................          1,720,506
   Interest and fees due on loan and Energy Notes ..................................            392,810
   Investment advisory fees ........................................................            202,035
   Audit and tax fees ..............................................................            127,475
   Administration fees .............................................................             19,519
   Legal fees ......................................................................              9,863
   Custodian fees ..................................................................              4,321
   Printing fees ...................................................................              3,933
   Transfer agent fees .............................................................              2,907
   Trustees' fees and expenses .....................................................              1,634
Accrued expenses and other liabilities .............................................             25,799
                                                                                       ----------------
     Total Liabilities .............................................................        113,275,901
                                                                                       ----------------
NET ASSETS .........................................................................   $    163,714,761
                                                                                       ================
NET ASSETS CONSIST OF:
Paid-in capital ....................................................................   $    109,059,295
Par value                                                                                        64,470
Accumulated net investment loss, net of income taxes ...............................         (9,187,869)
Accumulated net realized gain on investments and written options, net of income
taxes ..............................................................................         12,628,666
Net unrealized appreciation of investments, written options and interest rate
cap, net of income taxes ...........................................................         51,150,199
                                                                                       ----------------
     Total Net Assets ..............................................................   $    163,714,761
                                                                                       ================
NET ASSET VALUE, PER COMMON SHARE (PAR VALUE $0.01 per Common Share) ...............   $          25.39
                                                                                       ================
Number of Common Shares outstanding (unlimited number of Common Shares has been
authorized) ........................................................................          6,446,995
                                                                                       ================

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $68,474) ...............                                   $    839,998
Interest ............................................................                                          6,588
                                                                                                        ------------
     Total investment income ........................................                                        846,586
                                                                                                        ------------
EXPENSES:
Interest expense ....................................................                                      2,130,509
Investment advisory fees ............................................                                      1,178,374
Administration fees .................................................                                        116,398
Legal fees ..........................................................                                        108,635
Auction fees ........................................................                                         74,979
Energy Notes offering costs .........................................                                        436,140
Audit and tax fees ..................................................                                         62,978
Custodian fees ......................................................                                         23,508
Trustees' fees and expenses .........................................                                         20,496
Printing fees .......................................................                                         19,905
Transfer agent fees .................................................                                         18,957
Other ...............................................................                                        164,334
                                                                                                        ------------
     Total expenses .................................................                                      4,355,213
                                                                                                        ------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES ...........................                                     (3,508,627)
                                                                                                        ------------
     Current federal income tax expense .............................               (6,907,613)
     Current income tax expense - other .............................                  (40,277)
     Deferred federal income tax benefit ............................                8,853,214
     Deferred income tax expense - other ............................                   (4,479)
                                                                                  ------------
     Total income tax benefit (expense) .............................                                      1,900,845
                                                                                                        ------------
NET INVESTMENT LOSS .................................................                                     (1,607,782)
                                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments ......................................................                                     27,260,227
   Written options ..................................................                                         36,465
   Foreign currency .................................................                                        (10,453)
                                                                                                        ------------
Net realized gain (loss) before taxes ...............................                                     27,286,239
     Deferred federal income tax expense ............................                                    (10,385,110)
                                                                                                        ------------
Net realized gain (loss) ............................................                                     16,901,129
                                                                                                        ------------
Net change in unrealized appreciation (depreciation) before taxes on:
     Investments ....................................................                                    (28,421,221)
     Written options ................................................                                     (1,046,861)
     Foreign currency ...............................................                                         (8,596)
     Interest rate cap ..............................................                                         43,827
                                                                                                        ------------
Net change in unrealized appreciation (depreciation) before taxes ...                                    (29,432,851)
                                                                                                        ------------
     Deferred federal income tax benefit ............................               10,316,838
     Deferred income tax benefit - other ............................                  145,151
                                                                                  ------------
     Total income tax benefit .......................................                                     10,461,989
                                                                                                        ------------
Net change in unrealized appreciation (depreciation) ................                                    (18,970,862)
                                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .............................                                     (2,069,733)
                                                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .....                                   $ (3,677,515)
                                                                                                        ============

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS
                                                                        ENDED            YEAR
                                                                      5/31/2008          ENDED
                                                                     (UNAUDITED)       11/30/2007
                                                                    -------------    -------------
OPERATIONS:
Net investment income (loss) ....................................   $  (1,607,782)   $  (4,351,425)
Net realized gain (loss) ........................................      16,901,129       12,549,338
Net change in unrealized appreciation (depreciation) ............     (18,970,862)       7,204,535
                                                                    -------------    -------------
Net increase (decrease) in net assets resulting from
operations ......................................................      (3,677,515)      15,402,448
                                                                    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments ................................      (5,028,657)      (9,831,668)
                                                                    -------------    -------------
Total distributions to shareholders .............................      (5,028,657)      (9,831,668)
                                                                    -------------    -------------
Net increase (decrease) in net assets ...........................      (8,706,172)       5,570,780

NET ASSETS:
Beginning of period .............................................     172,420,933      166,850,153
                                                                    -------------    -------------
End of period ...................................................   $ 163,714,761    $ 172,420,933
                                                                    =============    =============
Accumulated net investment income (loss), net of income taxes ...   $  (9,187,869)   $  (7,580,087)
                                                                    =============    =============


                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2008 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations, after income tax
expense ......................................................................   $ (3,677,515)
Adjustments to reconcile net decrease in net assets resulting from operations, after income tax expense, to net cash provided for operating activities:
     Purchases of investments ................................................    (77,494,920)
     Sales of investments ....................................................     81,859,404
     Proceeds from options written ...........................................      2,221,618
     Cost to close written options ...........................................       (355,342)
     Return of capital received from investments in MLPs .....................      7,455,805
     Net realized gain on investments and options ............................    (27,296,692)
     Net change in unrealized (appreciation) depreciation on investments and
     options .................................................................     29,468,082
CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest rate cap (a) .......................................         11,514
     Decrease in income tax receivable .......................................         94,905
     Increase in dividends receivable ........................................        (79,680)
     Decrease in prepaid expenses ............................................        409,882
     Decrease in receivable for investment securities sold ...................      6,453,915
     Decrease in payable for investment securities purchased .................     (7,041,972)
     Increase in interest and fees due on loan and Energy Notes ..............        243,162
     Increase in income tax payable ..........................................      2,766,754
     Decrease in investment advisory fees payable ............................         (1,216)
     Increase in audit and tax fees payable ..................................         12,477
     Decrease in legal fees payable ..........................................         (5,028)
     Decrease in printing fees payable .......................................        (22,910)
     Increase in administrative fees payable .................................          2,131
     Decrease in transfer agent fees payable .................................           (180)
     Increase in custodian fees payable ......................................          1,107
     Decrease in Trustees' fees and expenses payable .........................         (8,896)
     Increase in accrued expenses and other liabilities ......................         25,267
     Decrease in deferred income tax liability ...............................     (8,930,839)
                                                                                 ------------
CASH PROVIDED BY OPERATING ACTIVITIES ........................................                        $  6,110,833

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
     Distributions paid ......................................................     (5,028,657)
     Issuances of loan .......................................................     32,000,000
     Repayment of Energy Notes Series A ......................................    (34,000,000)
                                                                                 ------------

CASH FLOWS FROM FINANCING ACTIVITIES .........................................                          (7,028,657)
                                                                                                      ------------
Decrease in cash .............................................................                            (917,824)
Cash at beginning of period ..................................................                           2,895,994
                                                                                                      ------------
Cash at end of period ........................................................                        $  1,978,170
                                                                                                      ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest .....................................                        $  1,887,347
                                                                                                      ============

----------
(a) Includes net changes in unrealized appreciation (depreciation) on interest rate cap of $43,827.

                       See Notes to Financial Statements.

ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                 SIX MONTHS
                                                    ENDED              YEAR            YEAR            YEAR             PERIOD
                                                  5/31/2008            ENDED           ENDED           ENDED            ENDED
                                                 (UNAUDITED)       11/30/2007 (a)   11/30/2006      11/30/2005      11/30/2004 (b)
                                               --------------     --------------- --------------  --------------    -------------
Net asset value, beginning of period .........  $      26.74      $      25.88     $      22.53    $      21.34     $      9.10 (c)
                                                ------------      ------------     ------------    ------------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..........................         (0.25)            (0.67)           (0.50)          (0.34)          (0.13)
Net realized and unrealized gain (loss) ......         (0.32)             3.06             5.23            2.86            2.74
                                                ------------      ------------     ------------    ------------     -----------
Total from investment operations
  after income tax ...........................         (0.57)             2.39             4.73            2.52            2.61
                                                ------------      ------------     ------------    ------------     -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain ............................         (0.78)            (1.53)              --           (0.88)             --
Return of capital ............................            --                --            (1.38)          (0.45)          (0.33)
                                                ------------      ------------     ------------    ------------     -----------
Total from distributions .....................         (0.78)            (1.53)           (1.38)          (1.33)          (0.33)
                                                ------------      ------------     ------------    ------------     -----------
Common Share offering costs charged to
  paid-in capital ............................            --                --               --              --           (0.04)
                                                ------------      ------------     ------------    ------------     -----------
Net asset value, end of period ...............  $      25.39      $      26.74     $      25.88    $      22.53     $     21.34
                                                ============      ============     ============    ============     ===========
Market value, end of period ..................  $      23.86      $      23.82     $      24.49    $      20.92     $     22.12
                                                ============      ============     ============    ============     ===========
TOTAL RETURN BASED ON NET ASSET
VALUE (d) (E) ................................         (2.00)%            9.38%           22.23%          11.96%(g)       13.53%
                                                ============      ============     ============    ============     ===========
TOTAL RETURN BASED ON MARKET VALUE (E) (F) ...          3.39%             2.96%           24.57%           0.29%          12.38%
                                                ============      ============     ============    ============     ===========
Net assets, end of period (in 000's)..........  $    163,715      $    172,421     $    166,850    $    145,230     $   136,993

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes
     before waiver (h) .......................          2.92%(i)          8.52%           14.47%           8.62%          18.38%(i)
Including current and deferred income taxes
     after waiver (h) ........................          2.92%(i)          8.52%           14.29%           8.31%          18.09%(i)
Excluding current and deferred income taxes
     before waiver ...........................          5.36%(i)          3.94%            3.63%           2.64%           2.20%(i)
Excluding current and deferred income taxes
     after waiver ............................          5.36%(i)          3.94%            3.45%           2.33%           1.91%(i)
Excluding current and deferred income taxes
     and interest expense after  waiver ......          2.74%(i)          1.89%            1.76%           1.57%           1.36%(i)

RATIOS OF NET INVESTMENT LOSS TO AVERAGE NET
  ASSETS:
Net investment loss ratio before
     tax expenses ............................         (4.32)%(i)        (3.83)%          (3.26)%         (2.29)%         (1.49)%(i)
Net investment loss ratio including
     tax expenses (j) ........................         (1.88)%(i)        (8.41)%         (14.10)%         (8.27)%        (17.67)%(i)
   Portfolio turnover rate ...................            28%               16%              17%             38%             35%

DEBT:
Total Energy Notes outstanding
     ($25,000 per note) .....................          1,000             2,360            2,360           1,360             N/A
Principal amount and market value
     per Energy Note (k) ....................   $     25,016      $     25,004     $     25,069    $     25,074             N/A
Asset coverage per Energy Note (l) ...........  $    188,715      $     98,060     $     95,699    $    131,786             N/A
Total loan outstanding (in 000's).............  $     47,250      $     15,250              N/A             N/A     $    30,000
Asset coverage per $1,000 senior
     indebtedness (m) ........................  $      4,465      $     12,306              N/A             N/A     $     5,566

----------
(a) On Sepember 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC.

(c)   Net of sales load of $0.90 per Common Share on initial offering.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.

(e)   Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.

(g) In 2005, the Fund received reimbursements from the investment advisor and former sub-advisor. This reimbursement had no effect on the Fund's total return.

(h) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(i)   Annualized.

(j) Includes tax expenses associated with each component of the Statement of Operations.

(k)   Includes accumulated and unpaid interest.

(l) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

(m) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

N/A   Not applicable.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

                               1. FUND DESCRIPTION

Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the American Stock Exchange.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund will focus on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC (the "Sub-Advisor") believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors, a portion of the distributions received may be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, no less frequently than weekly on Friday of each week. Beginning Friday, August 1, 2008, the NAV of the Fund's Common Share will be determined daily rather than weekly. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and deferred income taxes and any borrowings of the Fund) by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

The Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Fixed-income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157") effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of December 1, 2007, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

      -     Level 1 - quoted prices in active markets for identical securities

      -     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      -     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                         ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of May 31, 2008 is as follows:

VALUATION INPUTS                                    INVESTMENTS IN SECURITIES
----------------                                    -------------------------
Level 1 - Quoted Prices- Investments .............         $ 270,107,403
Level 1 - Written Options ........................            (2,783,190)
Level 2 - Other Significant Observable Inputs ....               126,835
Level 3 - Significant Unobservable Inputs ........             4,189,239
                                                           -------------
TOTAL ............................................         $ 271,640,287
                                                           =============

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                      INVESTMENTS IN SECURITIES
                                      -------------------------
BALANCE AS OF 11/30/07 ............         $ 6,516,594
Change in unrealized
appreciation (depreciation) .......          (2,327,355)

                                            -----------
BALANCE AS OF 5/31/08 .............         $ 4,189,239
                                            ===========

B. OPTION CONTRACTS:

COVERED OPTIONS. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. By writing (selling) options, the Fund seeks to generate additional income, in the form of premiums received for writing (selling) the options, and provide a partial hedge against a market decline in the underlying equity security. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or smaller.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized and recorded on the accrual basis, including amortization of premiums and accretion of discounts.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital from the MLP to the extent of the cost basis of such MLP investments. Cumulative distributions received in excess of the Fund's cost basis in an MLP generally are recorded as dividend income.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets, which is the gross asset value of the Fund minus accrued liabilities (excluding the principal amount of any borrowings), in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund holds the restricted securities at May 31, 2008 shown in the following table. The Fund does not have the right to demand that such securities be registered. Restricted securities are valued at fair value in accordance with procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 act.

                                     ACQUISITION                  VALUE PER      CARRYING                      % OF
SECURITY                                DATE        SHARES          SHARE          COST          VALUE      NET ASSETS
--------                            ------------  ----------   --------------   -----------   -----------   ----------
Clearwater Natural Resources, L.P.    08/01/05       465,471   $         9.00   $ 8,601,560   $ 4,189,239         2.56%

Clearwater Natural Resources, L.P.
   Rights                             08/01/05            17             0.00             0             0         0.00
                                                  ----------                    -----------   -----------   ----------
                                                     465,488                    $ 8,601,560   $ 4,189,239         2.56%
                                                  ==========                    ===========   ===========   ==========

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. On December 11, 2006, the Board of Trustees approved a managed distribution policy to better align the Fund with its after-tax total return investment objective. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are determined based on U.S. generally accepted accounting principles, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current and accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current and accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will be taxed as a capital gain.

Distributions of $5,028,657 paid during the six months ended May 31, 2008, are anticipated to be characterized as a taxable dividend for federal income tax purposes. However, the ultimate determination of the character of the distributions will be made after the 2008 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the U.S. imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

For the six months ended May 31, 2008, distributions of $7,455,805 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes is calculated in accordance with SFAS No. 109 Accounting for Income Taxes and consists of the following:

Current federal income tax expense......     $ 6,907,613
Current other tax expense ..............          40,277
Deferred federal income tax benefit.....      (8,784,942)
Deferred other income tax benefit ......        (140,672)
                                             -----------
Total income tax benefit ...............     $(1,977,724)
                                             ===========

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2007, the Fund had a net operating loss for federal and state income tax purposes of $2,209,998 and $4,119,398, respectively. The Fund's 2007 income tax provision includes a full valuation allowance against the deferred tax assets associated with this state net operating loss. Components of the Fund's deferred tax assets and liabilities as of May 31, 2008 are as follows:

DEFERRED TAX ASSETS:
Federal net operating loss ..................    $         --
State net operating loss ....................         336,413
State income taxes ..........................          82,257
Other .......................................          53,662
                                                 ------------
Total deferred tax assets ...................         472,332
Less: valuation allowance ...................        (336,413)
                                                 ------------
Net deferred tax assets .....................    $    135,919
                                                 ============

DEFERRED TAX LIABILITIES:
Unrealized gains on investment securities....    $ 33,042,124
                                                 ------------
Total deferred tax liabilities ..............      33,042,124
                                                 ------------
Total net deferred tax liabilities ..........    $ 32,906,205
                                                 ============

Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate.....    $ (1,979,334)
State income taxes, net .....................          (9,127)
Change in valuation allowance ...............          96,874
Other .......................................         (86,137)
                                                 ------------
Total .......................................    $ (1,977,724)
                                                 ============

In June 2006, the Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 ("FIN 48"), was issued and is effective for fiscal years beginning after December 15, 2006. This interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of May 31, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

H. INTEREST RATE CAP:

The Fund has entered into an interest rate cap transaction with Lehman Brothers Special Financing Inc. for the purpose of limiting the impact that higher short-term interest rates would have on the leverage costs of the Fund. The transaction has a notional amount of $34,000,000 and a cap rate of 5.00% per annum based upon one-month LIBOR, which resets monthly. The termination date is May 3, 2010. The interest rate cap is marked to market with the change in value reflected in "Net change in unrealized appreciation (depreciation) on interest rate cap" on the Statement of Operations. The initial cost of the transaction, $552,500, was capitalized and is being amortized to expense on a straight line basis over the term of the transaction.

I. ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures, if any.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Energy Income Partners, LLC serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives an annual portfolio management fee of 0.50% of Managed Assets that is paid monthly by First Trust.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each committee chairman will serve two-year terms.

                4. PURCHASES AND SALES OF SECURITIES AND OPTIONS

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended May 31, 2008, were $77,494,920 and $81,859,404, respectively.

As of May 31, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $100,640,638 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,914,441.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

Written option activity for the Fund was as follows:

                                             NUMBER
                                               OF
WRITTEN OPTIONS                             CONTRACTS      PREMIUMS
---------------                            -----------    -----------
Options outstanding at November 30, 2007            --    $        --
Options written                                 13,399      2,221,618
Options expired                                   (345)       (16,905)
Options exercised                                 (429)       (93,482)
Options closed                                  (1,634)      (374,902)
                                           -----------    -----------
Options outstanding at May 31, 2008             10,991    $ 1,736,329
                                           ===========    ===========

                                5. COMMON SHARES

As of May 31, 2008, 6,446,995 of $0.01 par value Common Shares were issued and outstanding. An unlimited number of Common Shares has been authorized for the Fund's Dividend Reinvestment Plan.

                                 6. ENERGY NOTES

The Fund's Declaration of Trust authorizes the issuance of notes as determined by the Board of Trustees without the approval of Common Shareholders. As of May 31, 2008, the Fund has 1,000 Series B Energy Notes outstanding at a principal value of $25,000 per note. The principal amount of the Series B Energy Notes will be due and payable on March 30, 2046. The Series B Energy Notes offering costs of $99,326 and commissions of $250,000 were capitalized and are being amortized to expense on a straight line basis over the term of these notes.

An auction of the Series B Energy Notes is generally held every 7 days. The Series B Energy Notes will pay interest at annual rates that may vary for each auction rate period. Existing note holders may submit an order to buy, sell or hold such notes on each auction date.

The markets for auction rate securities have continued to experience a number of failed auctions, including auctions relating to the Series B Notes. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due. In the case of the Fund's outstanding Series B Notes, the maximum rate under the terms of those securities has been two hundred percent (and could be up to three hundred percent, depending on the ratings of the Series B Notes) of the greater of: (1) the applicable AA composite commercial paper rate (for a rate period of fewer than 184 days) or the applicable U.S. Treasury index rate (for a rate period of 184 days or more), or (2) the applicable London-InterBank Offered Rate.

The Series B Energy Notes annual interest rate in effect as of May 31, 2008 was 4.92%. The interest rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual interest rates during the six months ended May 31, 2008 were 6.27% and 4.00%, respectively, and the average interest rate was 5.35%.

The Series A Energy Notes were redeemed in full on April 18, 2008 in the principal amount of $34,000,000. The redemption of Series A Energy Notes was financed through a credit agreement with The Bank of Nova Scotia (see Note 8 below). At the time of the refinancing, the Fund had unamortized offering costs of $123,205 and commissions of $312,935, respectively. Because the Series A Energy Notes were redeemed prior to the maturity date of March 2, 2045, the combined amount of $436,140 was expensed on April 18, 2008. This is shown on the Statement of Operations under "Energy Notes Offering Costs."

The Advisor is seeking methods for refinancing the outstanding Series B Energy Notes. The ability to obtain this refinancing is contingent on finding third parties willing to provide such financing on a cost effective basis. There is no assurance that the Advisor will be successful in finding such financing and any such financing arrangements would be subject to approval of the Fund's Board of Trustees.

                 7. LINE OF CREDIT WITH CUSTODIAL TRUST COMPANY

The Fund has an uncommitted line of credit with the Custodial Trust Company pursuant to a loan and pledge agreement, under which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $30,000,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act. The loan and pledge agreement has no maturity date and can be paid or called at any time.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

On March 26, 2008, the line of credit was paid in full in the amount of $11,250,000, which was the outstanding principal balance. This was funded through a credit agreement with The Bank of Nova Scotia (see Note 8 below). For the six months ended May 31, 2008, the average amount outstanding was $15,215,517 with a weighted average interest rate of 5.03%. As of May 31, 2008, the Fund had no outstanding borrowings under this loan and pledge agreement. The high and low annual interest rates during the six months ended May 31, 2008 were 5.87% and 3.61%, respectively.

                8. CREDIT AGREEMENT WITH THE BANK OF NOVA SCOTIA

On March 26, 2008, the Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $55,000,000. This credit agreement is scheduled to terminate on March 26, 2009 and may be renewed annually.

This credit facility was used to repay the Custodial Trust Company line of credit in full in the amount of $11,250,000 on March 26, 2008. In addition, The Bank of Nova Scotia credit facility was used to redeem in full the Series A Energy Notes in the principal amount of $34,000,000 on April 18, 2008.

For the six months ended May 31, 2008, the average amount outstanding was $41,906,716 with a weighted average interest rate of 3.50%. As of May 31, 2008, the Fund had $47,250,000 outstanding borrowings under this credit agreement, which had an interest rate of 3.42% as of May 31, 2008. The high and low annual interest rates during the period March 26, 2008 through May 31, 2008 were 6.00% and 3.42%, respectively.

                               9. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. RISK CONSIDERATIONS

INDUSTRY CONCENTRATION RISK. The Fund intends to invest at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK. The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of Energy Notes, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Energy Notes, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Energy Notes or purchase Common Shares or Energy Notes.

RESTRICTED SECURITIES RISK. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

NON-DIVERSIFICATION RISK. Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              11. SUBSEQUENT EVENT

On July 9, 2008, the Fund declared a quarterly distribution of $0.44 per share, or $1.76 per share on an annualized basis, to Common Shareholders of record on July 22, 2008, payable July 31, 2008. This quarterly distribution represents a $0.045 per share, or 11.39% increase, over the $0.395 per share distribution paid in the prior quarter and a 14% increase over the $0.385 per share distribution paid in the same quarter 2007.

ADDITIONAL INFORMATION

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A Special Meeting of Shareholders of the Common Shares of the Fund was held on January 8, 2008. At the meeting Shareholders approved a new investment sub-advisory agreement with EIP. EIP had been serving as investment sub-advisor to the Fund pursuant to an interim sub-advisory agreement among the Fund, First Trust and EIP since September 14, 2007. The number of votes cast in favor of the new investment sub-advisory agreement was 2,986,720, the number of votes cast against the new investment sub-advisory agreement was 182,668, and the number of abstentions was 134,526.

The Special Meeting was adjourned until February 20, 2008, at which time Shareholders approved a proposal to authorize the sale of Common Shares at a net price less than the then-current NAV per Common Share, subject to certain conditions. The number of Common Share votes cast in favor of the proposal was 3,279,325, the number of Common Share votes cast against the proposal was 487,801, and the number of abstentions was 166,813. The number of accounts that voted in favor of the proposal was 4,443, the number of accounts that voted against the proposal was 669, and the number of abstained accounts was 251.

The Joint Annual Meetings of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust/Gallatin Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2008. At the Annual Meeting, Trustee Keith was elected for a three-year term. The number of votes cast in favor of Robert F. Keith was 5,656,037, the number of votes against was 98,524 and the number of abstentions was 692,435.

                         INVESTMENT MANAGEMENT AGREEMENT

   BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of Energy Income and Growth Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") at a meeting held on March 3, 2008. The Board determined that the terms of the Agreement are fair and reasonable and that the Agreement continues to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fees for the Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreement, the Board considered the nature, quality and extent of services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of EIP, the Fund's sub-advisor. The Board considered that shareholders had approved a new sub-advisory agreement with EIP on January 8, 2008, as recommended by the Board. The Board considered the work that had been performed by the Advisor in

                          ENERGY INCOME AND GROWTH FUND
                            MAY 31, 2008 (UNAUDITED)

connection with the transition to EIP. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring EIP's compliance with the 1940 Act and the Fund's investment objectives and policies. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory.

The Board considered the advisory fees paid under the Agreement. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of one peer group selected by Lipper and a second peer group selected by the Advisor. The Board discussed with representatives of the Advisor the differences between the two peer groups, noting that the Advisor peer group contained only three peer funds, and also discussed the limitations in creating a relevant peer group for the Fund, including the difficulties in comparing funds using different types of leverage. Based on the information provided, the Board noted that the Fund's management fees were the highest and the second highest in the Lipper peer group and Advisor peer group, respectively, and also noted that the Fund's expense ratio was the highest and the second highest in the Lipper peer group and Advisor peer group, respectively. The Board also considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's.

The Board also considered the Fund's performance for the one-year, two year and three-year periods ended September 30, 2007, as compared to a performance group selected by Lipper. The Board considered the difficulty in creating a relevant performance group for the Fund given its unique strategy and asset mix. The Board noted that EIP became the sub-advisor for the Fund on September 14, 2007, and that prior thereto, another sub-advisor managed the Fund's portfolio. The Board also considered performance data provided by the Advisor for the one-year and since-inception periods ended December 31, 2007, and considered an analysis prepared by the Advisor on benefits provided by the Fund's leverage. In addition, the Board considered the market price and NAV performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the Lipper peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. The Board concluded that the Fund's performance, particularly from EIP's transition plan, was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2007, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be attenuated.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

[FIRST TRUST LOGO]

INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

      (b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Not applicable.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Energy Income and Growth Fund

By (Signature and Title)*  /s/ James A. Bowen
                          ------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President
                           and Chief Executive Officer
                           (principal executive officer)

Date  July 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                          ------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President
                           and Chief Executive Officer
                           (principal executive officer)

Date:  July 17, 2008
       -------------

By (Signature and Title)*  /s/ Mark R. Bradley
                          ------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date:  July 17, 2008
       -------------

* Print the name and title of each signing officer under his or her signature.